EXHIBIT I-1

                  FORM OF COMPARATIVE FINANCIAL STATUS REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                      COMPARATIVE FINANCIAL STATUS REPORT

                                     AS OF


-----------------------------------------------------------------------------------------------------------------------------------

                                                   ORIGINAL UNDERWRITING INFORMATION         PRIOR FULL YEAR OPERATING INFORMATION
                                                               BASE YEAR                     AS OF                      NORMALIZED
-----------------------------------------------------------------------------------------------------------------------------------
                     CURRENT                   LAST                                      LAST
                     STATED    PAID  ANNUAL    PROP.    FINANCIAL                 (1)    PROP.    FINANCIAL                   (1)
LOAN                PRINCIPAL  THRU   DEBT    INSPECT.   INFO AS   %    TOTAL  $  DSCR  INSPECT.   INFO AS    %   TOTAL   $   DSCR
NUM.   CITY  STATE   BALANCE   DATE  SERVICE    DATE     OF DATE   OCC.  REV. NOI   X     DATE     OF DATE   OCC.  REV.  NOI   X
-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
LIST ALL MORTGAGE LOANS CURRENTLY IN THE TRUST (WITH OR WITHOUT INFORMATION) IN DESCENDING PRINCIPAL BALANCE ORDER.
----------------------------------------------------------------------------------------------------------------------------------

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
TOTAL:              $                $                             WA   $     $   WA                         WA   $      $    WA
-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
                                                             RECEIVED                                   REQUIRED
-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
FINANCIAL INFORMATION:                              LOANS                BALANCE               LOANS                BALANCE
-----------------------------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
                                                 #           %          $       %          #           %          $        %
-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
CURRENT FULL YEAR:
------------------------------------------------------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
CURRENT FULL YEAR RECEIVED WITH DSCR LESS THAN 1:
------------------------------------------------------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
PRIOR FULL YEAR:
------------------------------------------------------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
PRIOR FULL YEAR RECEIVED WITH DSCR LESS THAN 1:
------------------------------------------------------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----

-----  ----  -----  ---------  ----  -------  --------  ---------  ---- ----- --- ----  --------  ---------  ---- -----  ---  ----
 (1) DSCR CALCULATED USING NET CASH FLOW/ANNUAL DEBT SERVICE.
----------------------------------------------------------------------- ----- --- ----  --------  ---------  ---- -----  ---  ----
 (2) NET CHANGE SHOULD COMPARE THE LATEST YEAR TO THE UNDERWRITING YEAR.
----------------------------------------------------------------------- ----- --- ----  --------  ---------  ---- -----  ---  ----





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                    (RESTUBBED TABLE CONTINUED FROM ABOVE)







                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                      COMPARATIVE FINANCIAL STATUS REPORT

                                     AS OF

--------------------------------------------------------------------------------------------------------------


                                                                  "ACTUAL"                       (2)
   CURRENT ANNUAL OPERATING INFORMATION                  YTD FINANCIAL INFORMATION           NET CHANGE
     AS OF                     NORMALIZED                      MONTH REPORTED              CURRENT & BASE
--------------------------------------------------------------------------------------------------------------
 LAST
 PROP.    FINANCIAL                        (1)   FINANCIAL                                         %
INSPECT.   INFO AS    %     TOTAL    $     DSCR   INFO AS    %     TOTAL     $     %       %     TOTAL   DSCR
 DATE      OF DATE   OCC.    REV.   NOI     X     OF DATE   OCC.    REV.    NOI   DSCR    OCC.    REV.     X
------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----
                      WA    $       $       WA               WA    $        $      WA      WA    $        WA
------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----

------     -------  ------  ------  -----  -----  -------  ------  ------   ----  -----  ------  ------  -----





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                      FORM OF DELINQUENT LOAN STATUS REPORT

                                                                    EXHIBIT I-2

             COMMERCIAL MORTGAGE ASSET SECURITIZATION CORPORATION
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                       DELINQUENT LOAN STATUS REPORT

                                AS OF


                               (a)        (b)        (c)        (d)       (e)=a+b+c+d
-------  -----  -------  ----  ---------  ---------  ---------  --------  -----------------
                 SQ. FT.                   TOTAL
  LOAN             OR                     OUTSTAND.   TOTAL      OTHER
NUMBER,          UNITS,  PAID   SCHED.      P&I      OUTSTAND.  ADVANCES            CURRENT
 CITY &   PROP.  OCC %,  THRU  PRINCIPAL  ADVANCES   EXPENSES   (TAXES &   TOTAL    MONTHLY
 STATE    TYPE    DATE   DATE   BALANCE    TO DATE    TO DATE    ESCROW)  EXPOSURE    P&I
-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------


-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------


-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------


-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------

-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------


-------  -----  -------  ----  ---------  ---------  ---------  --------  --------  -------
FCL--Foreclosure
-----------------------  ----  ---------  ---------  ---------  --------  --------  -------
LTM--Latest 12 Months
-----------------------  ----  ---------  ---------  ---------  --------  --------  -------
* Status should contain a code indicating the current direction of each loan such as
  (FCL--In Foreclosure, MOD-- Modification, DPO--Discount Payoff, NS--Note Sale,
  BK--Bankruptcy, PP--Payment
-------------------------------------------------------------------------------------------
  Plan, Curr--Current, TBD--To Be Determined, etc.) It is possible to combine the status codes if the loan is going in more than one direction (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO).
-------------------------------------------------------------------------------------------
** App--Appraisal, BPO--Broker Opinion, Inc.-- Internal Value
------------------------------------------------------------------------  --------  -------


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
                                                       (f)                      (g)=(.92*f)-e
--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------
                                                                                      DATE
                                                                            LOSS      NOI
                                             MOST    APPRAISAL  TRANSFER    USING    FILED/
CURRENT             LTM   LTM              ACCURATE   BPO OR     DATE/       92%      FCL
INTEREST  MATURITY  NOI   NOI,  VALUATION  PROPERTY  INTERNAL   CLOSING   APPR. OR    SALE
  RATE      DATE    DATE  DSCR    DATE      VALUE     VALUE**     DATE     BPO (f)    DATE   STATUS*
--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------
4 COLLECTION  PERIODS DELINQUENT
---------------------------------------------------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------
3 COLLECTION  PERIODS DELINQUENT
---------------------------------------------------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------
1 TO 2 COLLECTION PERIODS DELINQUENT
---------------------------------------------------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------
SPECIALLY SERVICES MORTGAGE LOANS THAT ARE CURRENT
---------------------------------------------------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------

--------  --------  ----  ----  ---------  --------  ---------  --------  ---------  ------  -------














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
                                                                    EXHIBIT I-3

                 FORM OF HISTORICAL LOAN MODIFICATION REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                      HISTORICAL LOAN MODIFICATION REPORT

                                     AS OF

-------------------------------------------------------------------------------------
                                         BALANCE    BALANCE AT THE
                                        WHEN SENT   EFFECTIVE DATE              NUM.
  LOAN    CITY/    MOD./    EFFECTIVE   TO SPECIAL        OF                  MONTHS/
 NUMBER   STATE  EXTENSION     DATE      SERVICER   REHABILITATION  OLD RATE  NEW RATE
-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------
THIS REPORT IS HISTORICAL
-------------------------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------
TOTAL FOR ALL LOANS:
--------------  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------
TOTAL FOR LOANS IN CURRENT MONTHS:
-------------------------------------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------
                            # OF LOANS                $ BALANCE
-------  -----  ---------  ----------  ----------  --------------  --------  --------
MODIFICATIONS:
--------------  ---------  ----------  ----------  --------------  --------  --------
MATURITY DATE EXTENSIONS:
-------------------------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------
TOTAL:
-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

-------  -----  ---------  ----------  ----------  --------------  --------  --------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                  FORM OF HISTORICAL LOAN MODIFICATION REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                      HISTORICAL LOAN MODIFICATION REPORT

                                     AS OF

-------------------------------------------------------------------------------
                                   TOTAL                    (2) EST.
                                    NUM.                      FUTURE
                                   MONTHS                  INTEREST LOSS
                                    FOR     (1) REALIZED   TO TRUST $
         NEW    OLD       NEW     CHANGE OF    LOSS TO         (RATE
OLD P&I  P&I  MATURITY  MATURITY    MOD.       TRUST $      REDUCTION)    COMMENTS
------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------

------- ----- --------  --------  ---------  ------------  ------------- ----------





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
                                                                    EXHIBIT I-4

                   FORM OF HISTORICAL LOSS ESTIMATE REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
        HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD OR DISCOUNTED PAYOFF)

                                     AS OF

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------
                             (c) = b/a        (a)                        (b)             (d)        (e)        (f)      (g)
------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------
                                             LATEST
                                % REC.     APPRAISAL      EFFECT                      NET AMT.
  SERVICER                       FROM      OR BROKERS     DATE OF        SALES        RECEIVED    STATED    TOTAL P&I   TOTAL
  LOAN ID       CITY/STATE       SALE       OPINION        SALE          PRICE        FROM SALE   BALANCE   ADVANCED   EXPENSES
------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

---------------------------------------- ------------ -------------  -------------  ----------- --------- ---------- ---------
THIS REPORT IS HISTORICAL
---------------------------------------- ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------
TOTAL ALL LOANS
------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------
CURRENT MONTH ONLY:
------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------

------------  ------------- ------------ ------------ -------------  -------------  ----------- --------- ---------- ---------


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                    EXHIBIT I-4

                    FORM OF HISTORICAL LOSS ESTIMATE REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
        HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD OR DISCOUNTED PAYOFF)

                                                    AS OF
------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------
     (h)      (i)=d(f+g+h)    (k)+i-e                           (m)                       (n)+k+m     (o)=n/e
------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------
                                ACTUAL           DATE                         MINOR
                                LOSSES           LOSS          MINOR           ADJ.       TOTAL LOSS  LOSS % OF
 SERVICING                      PASSED          PASSED        ADJ. TO         PASSED         WITH     SCHEDULED
   FEES       NET PROCEEDS       THRU            THRU          TRUST           THRU       ADJUSTMENT   BALANCE
------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

-----------------------------------------   ------------   -------------  -------------  ----------- ---------

-----------------------------------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------

------------  -------------  ------------   ------------   -------------  -------------  ----------- ---------







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

                                                                    EXHIBIT I-5

                           FORM OF REO STATUS REPORT

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                               REO STATUS REPORT

                                     AS OF

-------  ---------  --------  --------   ---------  -------- -------- -------- ---------------- -------- --------  -------- ------
                                             (a)       (b)      (c)      (d)      (e)=a+b+c+d
-------  ---------  --------  --------   ---------  -------- -------- -------- ---------------- -------- --------  -------- ------
 LOAN                SQ. FT.                                                                                                (YTD)
 NUM./                  OR                           TOTAL     OTHER                                                        MOST
 CITY                 UNITS/   PAID       SCHED.      P&I    ADVANCES   TOTAL           CURRENT CURRENT               NOI  RECENT
  &         PROP.    OCC. %/   THRU      PRINCIPAL  ADVANCES (TAXES & EXPENSES   TOTAL  MONTHLY INTEREST MATURITY    AS OF  NOI/
 STATE      TYPE      DATE     DATE       BALANCE   TO DATE   ESCROW)  TO DATE EXPOSURE    P&I    RATE     DATE      DATE   DSCR
-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -----------------  -------- ------
                                                                                                REAL ESTATE OWNED
-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -----------------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------
(1) Using the following codes: App. -- Appraisal; BPO -- Brokers Opinion; Int. -- Internal Value.
-------  ---------  --------  --------   ---------  -------- -------- -------- -------- ------- -------- --------  -------- ------

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                               REO STATUS REPORT

                                     AS OF

------  ---------  --------  ------------------------------ -------- --------
            (f)                        (g)=(.92*f)-e
------  ---------  --------  ------------------------------ -------- --------
                      ($1)                LOAN
           MOST   APPRAISAL,  TRANSFER    USING
         ACCURATE   BPO OR      DATE/      92%        REO
 APPR.   PROPERTY  INTERNAL   CLOSING    APPR. OR ACQUISITION PENDING
 DATE     VALUE      VALUE     DATE       BPO (f)    DATE     OFFERS  COMMENTS
-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

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-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

-------  ---------  --------  --------   ---------  -------- -------- --------

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-------  ---------  --------  --------   ---------  -------- -------- --------


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

                                                                 EXHIBIT I-6

                              FORM OF WATCH LIST

                       ASSET SECURITIZATION CORPORATION
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                                  WATCH LIST

                                     AS OF

--------- --------------- --------- --------- -------- ---------- ---------- --------- --------------------------------------
                                               STATED     PAID               CURRENT
  LOAN                                        PRINCIPAL   THRU     MATURITY    DSC
 NUMBER    PROPERTY TYPE    CITY      STATE    BALANCE    DATE       DATE      (%)             COMMENT/REASON ON WATCH LIST
--------- --------------- --------- --------- -------- ---------- ---------- --------- --------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
List all loans on Watch List and the reason for each being on the Watch List. List should be sorted in descending loan balance order.
-------------------------------------------------------------------------------------------------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------

--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------
Total:                                        $
--------- --------------- --------- --------- -------- ---------- ---------- --------- ----------------------------------------


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
                                                                    EXHIBIT I-7

                     FORM OF OPERATING STATEMENT ANALYSIS

                       ASSET SECURITIZATION CORPORATION
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-D4
                     OPERATING STATEMENT ANALYSIS REPORT
                                 AS OF

 PROPERTY OVERVIEW:
                                  --------------
  Servicer Loan Number
                                  --------------  ------------  ------------  --------------  --------------  -----------  ------
  Property Type
                                  -----------------------------------------------------------------------------------------------
  Property Address, City, State
                                  -----------------------------------------------------------------------------------------------
  Net Rentable Square Feet
                                  --------------  ------------
  Year Built/Year Renovated
                                  --------------  ------------  ------------  --------------  --------------
  Year of Operations                UNDERWRITING       1994          1995           1996            YTD
                                  --------------  ------------  ------------  --------------  --------------
  Occupancy Rate*
                                  --------------  ------------  ------------  --------------  --------------
  Average Rental Rate
                                  --------------  ------------  ------------  --------------  --------------
                                  * Occupancy rates are year end or the ending date of the financial statement for the period.
 INCOME:                                                                                        NO. OF MOS.
                                                                                              -------------- -----------   -------
  Number of Mos. Annualized                                       PRIOR YEAR    CURRENT YEAR
                                  --------------  ------------  ------------  --------------  -------------- -----------   -------
  Period Ended                    UNDERWRITING       1994          1995           1996         1997 YTD**     1995-BASE  1995-1994
  Statement Classification          BASE YEAR      NORMALIZED    NORMALIZED     NORMALIZED     AS OF  / /96    VARIANCE  VARIANCE
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Rental Income
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Pass Through/Escalations
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Other Income
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 EFFECTIVE GROSS INCOME                $0.00          $0.00         $0.00          $0.00           $0.00            %          %
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
                                  Normalized -- Full year financial statements that have been reviewed by the underwriter or the
                                  Servicer.
                                  ** YTD numbers will not be normalized.

 OPERATING EXPENSES:
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Real Estate Taxes
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Property Insurance
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Utilities
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Repairs and Maintenance
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Management Fees
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Payroll & Benefits Expense
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Advertising & Marketing
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Professional Fees
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Other Expenses
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Ground Rent
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 TOTAL OPERATING EXPENSES              $0.00          $0.00         $0.00          $0.00           $0.00            %          %
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 OPERATING EXPENSES RATIO
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 NET OPERATING INCOME                  $0.00          $0.00         $0.00          $0.00           $0.00
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Leasing Commissions
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Tenant Improvements
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
  Replacement Reserve
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
TOTAL CAPITAL ITEMS                   $0.00          $0.00         $0.00          $0.00           $0.00                      $0.00
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 N.O.I. AFTER CAPITAL ITEMS            $0.00          $0.00         $0.00          $0.00           $0.00
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
DEBT SERVICE (PER SERVICER)            $0.00          $0.00         $0.00          $0.00           $0.00
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
CASH FLOW AFTER DEBT SERVICE           $0.00          $0.00         $0.00          $0.00           $0.00
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
(1) DSCR: (NOI/DEBT SERVICE)
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
DSCR: (AFTER RESERVES/CAP ITEMS)
                                  --------------  ------------  ------------  --------------  --------------  -----------  -------

                                  --------------  ------------  ------------  --------------  --------------  -----------  -------
 SOURCE OF FINANCIAL DATE:
                                  ------------------------------------------------------------------------------------------------
                                  (i.e., operating statements, financial statements, tax return, other)


NOTES AND ASSUMPTIONS:
---------------------------------------------------------------------------------------------------------------------------------
The years shows above will always show a three year history. 1996 is the current year financials; 1997 is the prior year financials.
This report may vary depending on the property type and due to reporting differences among the financial statements of the borrowers.

INCOME: COMMENT
EXPENSE: COMMENT
CAPITAL ITEMS: COMMENT

(1) Used in the Comparative Financial Status Report.

                                   EXHIBIT I-8
                        Asset Securitization Corporation
          Commercial Mortgage Pass-Through Certificates, Series 1997-D4
                        FORM OF NOI ADJUSTMENT WORKSHEET

PROPERTY OVERVIEW

 LB Control Number              ---------------
                                ---------------
 Current Balance/Paid to Date   ------------------------------
                                ------------------------------------------------
 Property Name                  ------------------------------------------------
                                ------------------------------------------------
 Property Type                  ------------------------------------------------
                                ------------------------------------------------
 Property Address, City, State  ------------------------------------------------
                                ------------------------------------------------
 Net Rentable Square Feet       ----------------
                                ----------------
 Year Built/Year Renovated      ------------------------------
                                ------------------------------
 Year of Operations               Borrower   Adjustment  Normalized
                                -----------------------------------
 Occupancy Rate *               -----------------------------------
                                -----------------------------------
 Average Rental Rate            -----------------------------------
                                -----------------------------------
                                *Occupancy rates are year end or the ending date
                                 of the financial statement for the period.
INCOME:

 Number of Mos. Annualized          "Year"
                                ------------------------------------------------
 Period Ended                         Borrower       Adjustment       Normalized
 Statement Classification           Actual
                                ------------------------------------------------
 Rental Income (Category 1)     ------------------------------------------------
                                ------------------------------------------------
 Rental Income (Category 2)     ------------------------------------------------
                                ------------------------------------------------
 Rental Income (Category 3)     ------------------------------------------------
                                ------------------------------------------------
 Pass Throughs/Escalations      ------------------------------------------------
                                ------------------------------------------------
 Other Income                   ------------------------------------------------
                                ------------------------------------------------

Effective Gross Income                $0.00            $0.00            $0.00
                                ------------------------------------------------
                                     Normalized - Full year Financial statements that have been reviewed by the underwriter or Servicer

OPERATING EXPENSES:
                                ------------------------------------------------
Real Estate Taxes               ------------------------------------------------
                                ------------------------------------------------
Property Insurance              ------------------------------------------------
                                ------------------------------------------------
Utilities                       ------------------------------------------------
                                ------------------------------------------------
Repairs and Maintenance         ------------------------------------------------
                                ------------------------------------------------
Management Fees                 ------------------------------------------------
                                ------------------------------------------------
Payroll & Benefits Expense      ------------------------------------------------
                                ------------------------------------------------
Advertising & Marketing         ------------------------------------------------
                                ------------------------------------------------
Professional Fees               ------------------------------------------------
                                ------------------------------------------------
Other Expenses                  ------------------------------------------------
                                ------------------------------------------------
Ground Rent                     ------------------------------------------------
                                ------------------------------------------------
Total Operating Expenses                $0.00             $0.00         $0.00
                                ------------------------------------------------
Operating Expense Ratio         ------------------------------------------------
                                ------------------------------------------------
Net Operating Income                    $0.00             $0.00         $0.00
                                ------------------------------------------------
 Leasing Commissions
                                ------------------------------------------------
 Tenant Improvements
                                ------------------------------------------------
 Replacement Reserve
                                ------------------------------------------------
Total Capital Items                     $0.00             $0.00          $0.00
                                ------------------------------------------------

                                ------------------------------------------------


N.O.I. After Capital Items              $0.00             $0.00          $0.00
                                ------------------------------------------------

                                ------------------------------------------------
Debt Service (per Servicer)             $0.00             $0.00          $0.00
                                ------------------------------------------------

Cash Flow after debt service            $0.00             $0.00          $0.00
                                ------------------------------------------------
                                ------------------------------------------------



(1)DSCR: (NOI/Debt Service)     ------------------------------------------------
                                ------------------------------------------------

DSCR: (after reserves\Cap exp.) -----------------------------------------------
                                ------------------------------------------------

                                ------------------------------------------------
                                ------------------------------------------------

   Source of Financial Data:    ------------------------------------------------
                                ------------------------------------------------
                               (i.e. operating statements, financial statements,
                                tax return, other)

Notes and  Assumptions:

--------------------------------------------------------------------------------
This report should be completed by the Servicer for any "Normalization" of the Borrowers' numbers.
The "Normalized" column is used in the Operating Statement Analysis Report.
This report may vary depending on the property type and because of the way information may vary in each borrowers statement.

Income: Comments

Expense: Comments

Capital Items: Comments

(1) Used in the Comparative Financial Status Report

              Methodology to Normalize NOI & Debt Service Coverage


         One of the primary purposes of applying the methodology described below is to arrive at a servicer adjusted or "Normalized" NOI. This will help to facilitate a meaningful comparison of the property's ongoing performance to its performance at the time of the original underwriting. The items below highlight some major categories requiring adjustment. There may however be others and the servicer will be expected to use its discretion in making the necessary adjustments.

- Always assume a property management fee of at least 3-5%. Usually 5% is an accurate estimate but on larger properties 3% or 4% may be sufficient. (For "Normalized" NOI do not use a management fee less than what was used for the underwriting NOI).

- Remove any capital expenses from any above the line categories (such as extraordinary repairs and maintenance) and put them below the line in capital expenses.

- Property Taxes should be the annual amount due, excluding any delinquent taxes or credits from prior years (which would cause the number to be higher or lower).

-      Non-recurring extraordinary Income should be excluded.
       - A tax refund, a lease buyout or income received for a period other than the year in question should be adjusted. If past due rent for a prior year was paid and recorded in the current year the servicer should back it out and footnote it.
       - Care should be used when reflecting percentage/overage rents to ensure that it relates to the appropriate period and that the numbers are supported by tenant sales information.

- Remove any legal fees or consulting fees not pertaining to the operation of the property.
       - Fees for closing the loan restructure.

- Analyze the income and expenses by looking at variances by category. For significant variances inquire with the borrower and make appropriate adjustments and/or footnote the reason for the difference.
       - i.e., electricity goes down because a major tenant vacates.

- The debt service should be an actual amount the borrower paid as per the servicer. If the servicer does not have a full year of payments the servicer should estimate a full year amount with the information they do have.

         The servicer should use the attached NOI Adjustment Worksheets to document the adjustments made to arrive at Normalized NOI. Footnotes should be used wherever necessary to guide the reader through the analysis. These Adjustment Worksheets will then represent the backup for the property's Operating Statement Analysis (attached), which will contain a historical record of the previous three years' normalized financial statements and a comparison to the base year results.